Exhibit 10.2

Certain personally identifiable information has been omitted from this exhibit pursuant to item 601(a)(6) of Regulation S-K. [***] indicates that information has been redacted.

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”) is made and entered into as of [●] by and among Avalanche Treasury Corporation, a Delaware corporation (“Pubco”), Mountain Lake Acquisition Sponsor, LLC, a Delaware limited liability company (“Sponsor”), SPAC (as defined below), the insiders who are signatories hereto (each, an “Insider” and collectively, the “Insiders”) and the undersigned (each of the undersigned, the Insiders and Sponsor, a “Holder”). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Business Combination Agreement (as defined below).

WHEREAS, on October 1, 2025, Pubco, Mountain Lake Acquisition Corp., a Cayman Islands exempted company (“SPAC”), Avalanche Treasury Company LLC, a Delaware limited liability company (the “Company”), Avalanche SPAC Merger Sub LLC, a Delaware limited liability company (“SPAC Merger Sub”), Avalanche SPAC Merger Sub LLC, a Delaware limited liability company (“Company Merger Sub”), Dragonfly Digital Management, LLC, a Delware limited liability company (the “Seller”), and the other parties thereto entered into that certain Business Combination Agreement (as amended from time to time, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, subject to the terms and conditions thereof, among other matters, pursuant to and in accordance with applicable laws: (a) prior to consummation of the transactions contemplated by the Business Combination Agreement (the “Closing” ), SPAC shall effectuate a domestication (the “Domestication” ), pursuant to which SPAC shall transfer by way of continuation to and become a Delaware corporation (the “Domesticated SPAC” ), all references herein to “SPAC” following the Domestication refer to the Domesticated SPAC, (b) at least two (2) hours after the Domestication, the SPAC Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving company and a wholly-owned subsidiary of Pubco (the “SPAC Merger”), and with SPAC shareholders receiving one share of Pubco Class A Stock for each SPAC Class A Ordinary Share held by such shareholder and with each holder of SPAC Rights receiving one share of Pubco Class A Stock in exchange for each ten (10) SPAC Rights held by such holder and (c) Company Merger Sub will merge with and into the Company, with the Company continuing as the surviving company and a wholly-owned subsidiary of Pubco (the “Company Merger” and, together with the SPAC Merger, the “Mergers” and, together with the other transactions contemplated by the Business Combination Agreement and the Ancillary Documents, including the Foundation Transaction, the Dragonfly Contribution and the Investments, the “ Transactions” ), and with Company Members receiving Pubco Stock (and, in the case of Seller, certain other consideration) for each Company Unit held by such Company Member, and upon the consummation of the Mergers, Pubco will become a publicly traded company;

WHEREAS, immediately following the Company Merger Effective Time, Holder will be a holder of shares of Pubco Stock in such amount as set forth underneath Holder’s name on the signature page hereto; and

WHEREAS, pursuant to the Business Combination Agreement and the Transactions, and in view of the valuable consideration to be received by Holder thereunder, the receipt and sufficiency of which is hereby acknowledged, the parties hereto desire to set forth herein certain understandings between such parties with respect to restrictions on transfer of any shares of Pubco Stock held by Holder immediately after the Company Merger Effective Time and any other securities convertible into or exercisable or exchangeable for Pubco Stock held by Holder immediately after the Company Merger Effective Time (collectively, the “Restricted Securities”).

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Lock-Up Provisions.

(a) Holder hereby agrees not to, without the prior written consent of Pubco, during the period (the “Lock-Up Period”) commencing from the Closing Date and ending on the earlier of (A) the date that is one hundred and eighty (180) days after the Closing Date (the “Anniversary Release”); provided that, if the VWAP of the shares of Pubco Class A Stock equals or exceeds $12.50 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 consecutive trading days after Closing, then the Anniversary Release will be deemed to occur at 11:59 p.m. (New York City time) on such 20th consecutive trading day, and (B) the date on which Pubco consummates a liquidation, merger, capital stock exchange, reorganization or other similar transaction that results in all of its stockholders having the right to exchange their shares of Pubco Stock for cash, securities or other property: (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidation with respect to or decrease a call equivalent position within the meaning of Section 16 of the Securities and Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any Restricted Securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Restricted Securities, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) publicly announce the intention to effect any transaction specified in clause (i) or (ii) (any of the foregoing described in clauses (i), (ii) or (iii), a “Prohibited Transfer”). The foregoing sentence shall not apply to the transfer of any or all of the Restricted Securities owned by Holder (each, a “Permitted Transferee”): (I) in the case of an entity, transfers (A) to another entity that is an Affiliate of the Holder, (B) as part of a distribution to members, partners or stockholders of Holder and (C) to officers or directors of Holder, any Affiliate or family member of any of Holder’s officers or directors, or to any members, officers, directors or employees of Holder or any of its Affiliates; (II) in the case of an individual, transfers by gift to members of the individual’s immediate family or to a trust, the beneficiary of which is a member of one of the individual’s immediate family, an Affiliate of such person; (III) to a charitable organization; (IV) in the case of an individual, transfers by virtue of laws of descent and distribution upon death of the individual; (V) in the case of an individual, transfers pursuant to a qualified domestic relations order; (VI) in the case of an entity, transfers by virtue of the laws of the state of the entity’s organization and the entity’s organizational documents upon dissolution of the entity; (VII) transfers to satisfy any U.S. federal, state, or local income tax obligations of Holder (or its direct or indirect owners) to the extent necessary to cover any tax liability as a direct result of the Transactions; or (VIII) in the form of a pledge of Restricted Securities in a bona fide transaction as collateral to secure obligations pursuant to lending or other financing arrangements between a Holder (or its Affiliates), on the one hand, and a third party, on the other hand, for the benefit of such Holder and/or its Affiliates; provided, however, that during the Lock-Up Period such third party shall not be permitted to foreclose upon such Restricted Securities or otherwise be entitled to enforce its rights or remedies with respect to the Restricted Securities, including, without limitation, the right to vote, transfer or take title to or ownership of such Restricted Securities; provided, however, that it shall be a condition to any transfer pursuant to clauses (I) through (VIII) above that the Permitted Transferee (i) executes and delivers to Pubco all agreements and waivers contemplated by the Insider Letter (as defined below); and (ii) executes an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement applicable to Holder, and there shall be no further transfer of such Restricted Securities except in accordance with this Agreement. Holder further agrees to execute such agreements as may be reasonably requested by Pubco that are consistent with the foregoing or that are necessary to give further effect thereto. The restrictions set forth herein shall not restrict Holder from making a request for inclusion of its Restricted Securities in any registration statement pursuant to any registration rights agreement between Pubco and the Holder, provided that no public filing or public disclosure relating to such sale of securities is made during the Lock-Up Period.

(b) SPAC, Sponsor and the Insiders hereby agree that as of the Closing Date, Section 7of that certain letter agreement, dated as of December 12, 2024, by and among SPAC, Sponsor and the Insiders (as amended, the “Insider Letter”), is to be of no further force and effect, and further confirm that by their signature hereto they are executing a written instrument that satisfies the requirements of Section 13 of the Insider Letter to change, amend, modify or waive a particular provision of the Insider Letter.

(c) If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and Pubco shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, Pubco may impose stop-transfer instructions with respect to the Restricted Securities of Holder (and Permitted Transferees and assigns thereof) until the end of the Lock-Up Period.

(d) During the Lock-Up Period, each certificate evidencing any Restricted Securities shall be stamped or otherwise imprinted with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF OCTOBER __, 2025, BY AND BETWEEN THE ISSUER OF SUCH SECURITIES (THE “ISSUER”) AND THE ISSUER’S SECURITY HOLDER NAMED THEREIN, AS AMENDED. A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(e) For the avoidance of any doubt, Holder shall retain all of its rights as a stockholder of Pubco during the Lock-Up Period, including the right to vote any Restricted Securities.

2. Miscellaneous.

(a) Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; provided that Section 1(b) shall only be binding upon and inure to the benefit of SPAC, the Sponsor and the Insiders. This Agreement and all obligations of Holder are personal to Holder and may not be transferred or delegated by Holder at any time without the prior written consent of Pubco, except in accordance with the procedures set forth for transfers of Restricted Securities to Permitted Transferees in Section 1(a), and any such purported transfer shall be null and void. Pubco may freely assign any or all of its rights under this Agreement, in whole or in part, to any successor entity (whether by merger, consolidation, equity sale, asset sale or otherwise) without obtaining the consent or approval of Holder.

(b) Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any person or entity that is not a party hereto or thereto or a successor or permitted assign of such a party.

(c) Governing Law; Jurisdiction; Specific Performance. Sections 12.6 and 12.7 of the Business Combination Agreement shall apply to this Agreement mutatis mutandis.

(d) Interpretation. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neutral forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “or” means “and/or”. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

(e) Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile, email or other electronic means, with affirmative confirmation of receipt (excluding out-of-office replies or other automatically generated responses), (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) four (4) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to Pubco, to: 413 W 14th Street Floor 2, PMB 4633 New York, NY 10014 Attn: Gerald Bartholomew Smith Email: [***]

With copies to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom (UK)
LLP

22 Bishopsgate

EC2N 4BQ London

Email: [***]

Attention: Lorenzo Corte; Maria Protopapa; Georgian Dimopoulos

If to Holder, to: the address set forth below Holder’s name on the signature page to this Agreement.

If to SPAC, at or prior to Closing, to: Mountain Lake Acquisition Corp. 930 Tahoe Blvd STE 802 PMB 45 Incline Village, NV 89451 Attn: Paul Grinberg, Chief Executive Officer Email: [***]

With copies to (which shall not constitute notice):

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor

New York, New York 10105, USA

Email: [***]

Attention: Stuart Neuhauser, Esq; Lloyd N. Steele Esq

If to Sponsor, to: Mountain Lake Acquisition Sponsor LLC 930 Tahoe Blvd STE 802 PMB 45 Incline Village, NV 89451 Attn: Paul Grinberg, Member Email: [***]

With copies to (which shall not constitute notice):

Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor

New York, New York 10105, USA

Email: [***]

Attention: Stuart Neuhauser, Esq; Lloyd N. Steele Esq

(f) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of all parties hereto; provided, however, that if any waiver of any of the Lock-Up Agreements executed in connection with the Business Combination Agreement is granted by Pubco, Pubco will provide notice to Holder, and if Holder so elects, such waiver shall be deemed granted mutatis mutandis for this Agreement. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(g) Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a court of competent jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(h) Entire Agreement. This Agreement, together with the Business Combination Agreement to the extent referred to herein, constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Business Combination Agreement or any Ancillary Document. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of Pubco or any of the rights, remedies or obligations of Holder under any other agreement between Holder and Pubco or any certificate or instrument executed by Holder in favor of Pubco, and nothing in any other agreement, certificate or instrument shall limit any of the rights, remedies or obligations of Pubco or any of the rights, remedies or obligations of Holder under this Agreement.

(i) Further Assurances. From time to time, at another party’s reasonable request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(j) Counterparts. This Agreement may be executed and delivered (including by electronic signature or by email in portable document form) in two or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

AVALANCHE TREASURY CORPORATION

By:
Name:
Title:

MOUNTAIN LAKE ACQUISITION SPONSOR LLC

By:
Name:
Title:

MOUNTAIN LAKE ACQUISITION CORP.

By:
Name:
Title:

Insiders:

By:
Name:	Paul Grinberg

Address:
Telephone No.:
Email:

By:
Name:	Douglas Horlick

Address:
Telephone No.:
Email:

By:
Name:	Jeffery T. Lager

Address:
Telephone No.:
Email:

By:
Name:	Michael Marquez

Address:
Telephone No.:
Email:

By:
Name:	Jaimer W. Vieser

Address:
Telephone No.:
Email:

IN WITNESS WHEREOF, the parties have executed this Lock-Up Agreement as of the date first written above.

Holder:

Name of Holder:

By:
Name:
Title

Number and Type of Pubco Securities Owned:

Pubco Class A Stock:
Pubco Class B Stock:

Address for Notice:

Address:

Facsimile No.:
Telephone No.:
Email: